--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                                 Spectrum Funds
--------------------------------------------------------------------------------
                                December 31, 1997
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

Spectrum Funds

* A strong domestic economy supported generous gains in the domestic stock and bond markets, but a fourth quarter currency crisis in Asia deflated international markets.

* Spectrum Growth posted 6- and 12-month gains of 5.66% and 17.40%, respectively, trailing its more narrowly focused Lipper category.

* Spectrum Income enjoyed another strong year, with holdings in high-yield bonds, U.S. Treasuries, and dividend-paying equities pushing its 6- and 12-month returns ahead of its Lipper benchmark.

* Spectrum International's -7.90% six-month return and 2.42% 12-month gain fell shy of the fund's peer group, primarily due to greater Asia exposure.

* Recent events overseas suggest we may be entering a period of increased volatility. In uncertain environments, we strongly believe in the value of well-diversified portfolios.

FELLOW SHAREHOLDERS

     Despite faltering in the fourth quarter after a currency crisis in Southeast Asia, most sectors of the U.S. stock market posted solid returns for the last six months, finishing another strong year. Domestic bond markets also had appreciable gains: a global shift toward modest-risk, dollar-denominated securities helped U.S. Treasuries rally back from earlier underperformance of corporate and mortgage-backed bonds in the second half. Most international stock market returns fell behind their domestic counterparts.

     Because of their diversification, each Spectrum Fund was broadly exposed to both leading and lagging segments of their markets. The Spectrum Income Fund finished ahead of its peer group for both the 6-and 12-month periods; however, the Spectrum Growth Fund and the Spectrum International Fund trailed their peer groups for these periods.

MARKET ENVIRONMENT

     Almost unprecedented economic circumstances, including low interest rates, strong growth, low unemployment, and negligible inflation, guided the domestic stock market to a stellar performance in 1997. Although a fourth quarter currency crisis in Southeast Asia hampered many global markets, the U.S. included, it was not enough to diminish a good year overall for non-Asian equities. Large-cap and dividend-paying stocks did particularly well, as investors were drawn to their impressive earnings, steady income, and perceived stability. As measured by the S&P 500 Index, stocks gained 33.36% in 1997.

     [Line graph showning interest rate levels for 30-Year Treasury bond, 5-Year Treasury nte, and 90-day Treasury bill from 12/31/96 to 12/31/97]

     The problems in Asia benefited the U.S. Treasury market, however, as global investors searched for relatively safe, liquid investments. Most segments of the domestic bond market enjoyed a fine year. After the Federal Reserve raised the federal funds lending rate in March, interest rates largely declined, dramatically in the case of longer-term U.S. Treasuries. (As interest rates decrease, the prices of bonds increase.) As measured by the Lehman Brothers Aggregate Bond Index, the domestic bond market returned 9.7% for the year. The only exception was in very short-term bonds, such as 90-day Treasury bills and other money market instruments, whose yields climbed modestly.

     International bonds, however, were weakened by both the Asian crisis and the continued strength of the U.S. dollar. The J.P. Morgan Non-U.S. Dollar Government Bond Index ended the year with a loss of -3.8%. Owing to excellent returns in the first three quarters, emerging market bonds finished the year with significantly better performance.

     Among international stocks, what had been a strong year ended poorly. Indices of the Japanese and Asian markets suffered losses of -23.6% and -30.8%, respectively. On the brighter side, Europe and Latin American indices withstood the shock waves of the Asian crisis and enjoyed returns of 24.2% and 31.6%, respectively. When measured as a whole, international markets were up a disappointing 2%, as measured by the MSCI Europe, Australasia, and Far East Index.

YEAR-END DISTRIBUTIONS

     The Spectrum Funds' Directors  declared year-end  distributions as follows:
Spectrum Growth had a year-end dividend of $0.20 per share, a short-term capital gain distribution of $0.05 per share, and a long-term capital gain distribution of $1.55 per share. Spectrum Income had a year-end short-term capital gain distribution of $0.01 per share and a long-term capital gain distribution of $0.14 per share. Spectrum International had a year-end dividend of $0.15 per share, a short-term capital gain distribution of $0.05 per share, and a long-term capital gain distribution of $0.30 per share. Each of these distributions was paid on December 30 to shareholders of record on December 26. In early January we mailed your check or statement reflecting these distributions, and Form 1099-DIV, reporting them for tax purposes, was sent later in the month.

SPECTRUM GROWTH FUND

     Your fund posted a modest 5.66% return for the six-month period, and a strong 17.40% gain for the full year. The fund maintains a broadly diversified strategy, which includes large-cap and small-cap holdings as well as a significant stake in international investments. As a result, its results lagged those of the Lipper Growth & Income Fund Index, which focuses more narrowly on larger stocks and has few international investments.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/97                          6 Months         12 Months
--------------------------------------------------------------------------------
Spectrum Growth Fund                               5.66%            17.40%
Lipper  Growth & Income  Fund  Index *             9.51             26.96

*Based on the 30 largest growth and income funds.
================================================================================

     The fund benefited most from its exposure to large-cap and dividend-paying stocks through its investments in the Equity Income, Growth & Income, Growth Stock, and Blue Chip Growth funds. Our holdings in technology, small-cap, and natural resources sectors, however, had disappointing results for the last six months. New Era Fund, which invests in natural resources stocks, had the second worst performance among our holdings, gaining a mere 0.86% in the second half when the price of gold and other commodities sank. In addition, a 26% stake in international markets hurt results: International Stock Fund, which represented more than 18% of Spectrum Growth's assets, suffered a -8.21% six-month decline.

     [Pie chart with the following slices: Money Market 6%, Domestic Stocks 67%, International Stocks 26%, Bonds 1%. Based on net assets as of 12/31/97.]

     The fund's security diversification changed from six months ago with the recent addition of two new underlying funds (as discussed in the semiannual report). Half of the assets in Growth Stock were shifted to Blue Chip Growth, which (as its name suggests) invests in well-known, large-cap companies with stable earnings. The committee also reduced the allocation to New Era to initiate a position in the Mid-Cap Value Fund, which invests in medium-sized companies with value characteristics. The shift from natural resources to mid-cap stocks proved especially timely, since Mid-Cap Value significantly outperformed New Era at the end of 1997.

     Recently, the committee slightly increased the weighting in the New Horizons Fund as weak performance among high-growth, smaller-sized holdings created lower valuations and provided buying opportunities. The fund's position in international stocks declined somewhat as gains overseas did not keep up with domestic returns. Even with the recent Asian turmoil, however, the fund continues to have a 26% exposure to international stocks. We still believe that a long-term, diversified strategy benefits from non-U.S. investments.

SPECTRUM INCOME FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/97                         6 Months          12 Months
--------------------------------------------------------------------------------
Spectrum Income Fund                              6.81%             12.18%
Lipper General Bond
Funds Average                                     5.27               9.91
================================================================================

     A positive bond market in the last half of 1997 helped your fund achieve a strong, 12.18% gain for the full year. Its diversification boosted returns-holdings in high-grade bonds, as well as a 15% stake in Equity Income (an income-paying equity fund), helped it to significantly outperform the Lipper General Bond Funds Average for both the 6- and 12-month periods.

     The U.S. Treasury market did extremely well in the last quarter of 1997 and into 1998, as the Asian currency crisis led global investors to seek stable, dollar-denominated investments. The 30-year Treasury bond yield fell to under 6% by the end of the year, even as the shorter 90-day Treasury bill yield rose to 5.4%. This flattening of the yield curve helped longer-term Treasuries surge in price terms, while money market yields rose.

     The economic support for this beneficial environment is sound. Inflation has been subdued, giving the Fed very little incentive to raise interest rates. A recently initiated position in the U.S. Treasury Long-Term Fund proved timely, as that fund was our best-performing for the last six months.

     Fund holdings in Equity Income also performed very well for the full year, as the stock market strongly favored its stable of large-cap, dividend-paying stocks. The fund's investments in high-yield bonds, through a 19% position in the High Yield Fund, also contributed to performance. The strong economy helped propel lower-quality, high-yield bonds to strong gains for the full year, even though they trailed Treasuries in the final quarter.

     Among its major investments, the fund was most hampered by its investment in the struggling International Bond Fund, which posted a slight -3.17% loss for the year. Emerging Markets Bond, on the other hand, built up a strong gain before giving back quite a bit of return in the fourth quarter as a result of the Asian currency crisis. Overall, Emerging Markets Bond posted a positive 2.56% gain for the last half of 1997.

     [Pie chart with the following slices: Moeny Market 6%, Stocks 15%, International Bonds 8%, High-Yield Bonds 17%, High-grade Bonds 54%. Based on net assets as of 12/31/97.]

     We continued to increase the allocation to funds recently added to the line-up. We shifted assets from Short-Term Bond and Summit Cash Reserves to the U.S. Treasury Long-Term Fund as we expected long rates to fall. We slightly increased the allocation to the Emerging Markets Bond Fund by reducing the position in the High Yield Fund.

SPECTRUM INTERNATIONAL FUND

     After advancing steadily earlier in the year, your fund ended 1997 on a disappointing note in the wake of the Asian currency crisis and subsequent global market declines. European equities, Latin American indexes, and emerging market bonds survived the crisis to post solid returns for the entire year. However, the Japan and Pacific regions suffered substantially lower market returns.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/97                         6 Months          12 Months
--------------------------------------------------------------------------------
Spectrum International Fund                      -7.90%              2.42%
Lipper International Funds Average               -6.45               5.44
================================================================================

     Due primarily to its exposure to Japanese and Southeast Asian equities, your fund fell -7.90% for the past six months, but stayed in positive territory for the year, posting a 2.42% gain. Both returns lagged the Lipper International Funds Average: many of our competitor funds carry a somewhat lower exposure to the stocks of Asia and Japan.

     The fund's most significant investment was in the International Stock Fund, a broadly diversified international fund. That holding's six-month decline of -8.21% and one-year gain of 2.70% closely mirrored your fund's performance. The remainder of the fund's positions largely balanced one another out. Allocations to the European Stock and Emerging Markets Bond funds made positive contributions to performance for both the last six and 12 months. The Latin America Fund fell in the last six months, but still returned a strong 31.88% for the entire year. Unfortunately, the Japan Fund and the New Asia Fund offset most of the gains from other regions.

     [Pie chart with the following slices: Europe 61%, Latin America 9%, Japan 18%, Far East 7%, Other and REserves 5%. Based on net assets as of 12/31/97.]

     The target asset allocations for this fund have changed somewhat over the past six months. We decided to curtail our already small target for the New Asia Fund, due to our concerns over the region's problems. Indeed, our overall exposure to Asia has declined even more substantially, since two of our underlying funds (International Stock and Emerging Markets Stock) have both trimmed their weightings in the region. We also decided to reduce our Latin America target until greater stability returns to the emerging markets.

     On the other hand, we enhanced our exposure to Europe, where economic and corporate prospects continue to be bright. Although our stock selection in Europe had only mixed results in this year's third quarter, our holdings were relatively strong in the fourth. We think the fund's blend of reliable growth stocks selling at reasonable valuations might outperform if investors continue to be concerned about the economic effects of the Asian crisis. In addition, we modestly built our Japan stake. Japan has experienced a long period of market weakness. However, its economy appears to be stabilizing and domestic companies (those with little or no global exposure) have been improving. While Japan has not yet lived up to our expectations, we believe there is benefit in purchasing its quality companies at attractive prices.

OUTLOOK

     The U.S. economy remains healthy. Growth has been steady and inflation remains at low levels despite tight labor markets. Under these circumstances, the Fed is likely to keep interest rates steady for a while, especially until the effects of the Asian crisis become clearer. Both the domestic stock and bond markets should fare well under these conditions. We expect the U.S. equity market to deliver positive but less robust returns.

     Overseas, however, there could be further turmoil or sharp rebounds-or both. The uncertainty is sure to increase the volatility of markets around the world, including the U.S. However, the recent declines in international markets also present us with the opportunity to buy attractive companies at lower valuations.

     Given the unpredictability of financial markets, we remind investors that a well-diversified strategy can help cushion your investments against sharp declines in particular market segments. We will continue to invest the Spectrum Funds broadly, to seek long-term growth with less volatility than might be the case with narrower investment programs.

Respectfully submitted,

/s/

Peter Van Dyke
President and Chairman of the Investment Advisory Committee

January 22, 1998

T. Rowe Price Spectrum Funds
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
                                                                      Percent of
(Of the combined underlying funds at 12/31/97)                        Net Assets
                                                                        12/31/97

Spectrum Growth Fund
--------------------------------------------------------------------------------
Royal Dutch Petroleum ...........................................           1.0%
Cendant .........................................................           0.8
GE ..............................................................           0.5
Mobil ...........................................................           0.5
Paychex .........................................................           0.5
Atlantic Richfield ..............................................           0.4
National Westminster Bank .......................................           0.4
Fannie Mae ......................................................           0.4
Novartis ........................................................           0.4
Cooper Cameron ..................................................           0.3
Total ...........................................................           5.2%

TEN LARGEST HOLDINGS
                                                                      Percent of
(Of the combined underlying funds at 12/31/97)                        Net Assets
                                                                        12/31/97
Spectrum International Fund
--------------------------------------------------------------------------------
Royal Dutch Petroleum ..........................................            2.0%
National Westminster Bank ......................................            1.8
Novartis .......................................................            1.7
Wolters Kluwer .................................................            1.6
SmithKline Beecham .............................................            1.5
Telecomunicacoes Brasileiras ...................................            1.3
Roche Holdings .................................................            1.2
Eaux Cie Generale ..............................................            1.2
Reed International .............................................            1.1
Glaxo Wellcome .................................................            1.1
Total ..........................................................           14.5%
================================================================================

T. Rowe Price Spectrum Funds
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics
                                                        6/30/97    12/31/97
Spectrum Income Fund
Price Per Share ..................................    $   11.40  $   11.66
                                          Short-Term          -       0.01
Capital Gain Distribution Per Share ..... Long-Term           -       0.14
Dividends Per Share
        For 6 months .............................         0.35       0.36
        For 12 months ............................         0.71       0.71
Dividend Yield *
        For 6 months .............................         6.46%      6.13%
        For 12 months ............................         6.57       6.39
Weighted Average Maturity (years)** ..............         8.1        9.5
Weighted Average Effective Duration (years)** ....         4.0        4.1
Weighted Average Quality *** .....................          AA-        AA-
30-Day Standardized Yield ........................         6.11%      6.05%

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Excludes Equity Income Fund.
***  Based on T. Rowe Price research; excludes Equity Income Fund.
================================================================================

T. Rowe Price Spectrum Funds
================================================================================
Portfolio Highlights

TARGET ALLOCATIONS for Underlying fundS
                                                       Minimum-        Target at
                                                        Maximum         12/31/97
Spectrum Growth Fund
--------------------------------------------------------------------------------
International Stock ...........................          10-25%            18.2%
New Horizons ..................................          10-25             17.2
Growth & Income ...............................          7.5-22.5          14.9
Equity Income .................................          7.5-22.5          14.6
Growth Stock ..................................          5-20              11.8
Blue Chip Growth ..............................          5-20              11.7
New Era .......................................          0-15               7.8
Mid-Cap Value .................................          0-15               3.8

Spectrum Income Fund
--------------------------------------------------------------------------------
Summit Cash Reserves ..........................          0-25               1.5
Short-Term Bond ...............................          0-15               0.0
GNMA ..........................................          5-20              19.5
New Income ....................................          15-30             30.0
High Yield ....................................          10-25             19.0
International Bond ............................          5-20               7.0
U.S. Treasury Long-Term .......................          0-15               6.0
Equity Income .................................          10-25             15.0
Emerging Markets Bond .........................          0-10               2.0

Spectrum International Fund
--------------------------------------------------------------------------------
International Stock ...........................          35-65             50.0
European Stock ................................          0-30              22.5
Japan .........................................          0-30               9.5
New Asia ......................................          0-20               3.5
Latin America .................................          0-15               1.5
Emerging Markets Stock ........................          0-20               3.0
International Bond ............................          0-20               5.0
Emerging Markets Bond .........................          0-15               5.0
================================================================================

T. Rowe Price Spectrum Funds
================================================================================
Performance Comparison

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Spectrum Growth Fund SEC graph shown here]

[Spectrum Income Fund SEC Graph Shown here]

[Spectrum International Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                Since  Inception
Periods Ended 12/31/97           1 Year       5 Years       Inception       Date
--------------------------------------------------------------------------------
Spectrum Growth Fund             17.40%        17.67%          14.84%    6/29/90
Spectrum Income Fund             12.18          9.70           10.42     6/29/90
Spectrum International Fund       2.42             -            2.42    12/31/96

     Investment return represents past performance and will vary. Shares of the funds may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Spectrum Growth Fund
================================================================================
                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                         Year
                                                        Ended
                                                     12/31/97           12/31/96          12/31/95        12/31/94        12/31/93
NET ASSET VALUE
Beginning of period .........................       $   15.13          $   13.49         $   11.13         $ 11.87         $ 10.54
Investment activities
        Investment income ...................            0.20               0.20              0.21            0.17            0.16
        Net realized and
        unrealized gain (loss) ..............            2.40               2.57              3.12           (0.01)           2.05
        Total from
        investment activities ...............            2.60               2.77              3.33            0.16            2.21
Distributions
        Investment income ...................           (0.20)             (0.20)            (0.21)          (0.17)          (0.16)
        Net realized gain ...................           (1.60)             (0.93)            (0.76)          (0.73)          (0.72)
        Total distributions .................           (1.80)             (1.13)            (0.97)          (0.90)          (0.88)
NET ASSET VALUE
End of period ...............................       $   15.93          $   15.13         $   13.49         $ 11.13         $ 11.87
Ratios/Supplemental Data
Total return ................................           17.40%             20.53%            29.96%           1.40%          20.98%
Ratio of expenses to
average net assets ..........................            0.00%*             0.00%             0.00%           0.00%           0.00%
Ratio of net investment
income to average
net assets ..................................            1.26%              1.58%             1.81%           1.60%           1.57%
Portfolio turnover rate .....................            20.4%               2.9%              7.4%           20.7%            7.0%
Net assets, end of period
(in millions) ...............................       $   2,605          $   2,104         $   1,358         $   879         $   585
====================================================================================================================================

*    See Note 3. The annualized  weighted  average  expense ratio of the underlying  funds was 0.81% for the year ended December 31,
     1997.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund
================================================================================
                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                       Year
                                                      Ended
                                                   12/31/97            12/31/96         12/31/95         12/31/94         12/31/93
NET ASSET VALUE
Beginning of period ......................        $   11.20           $   11.24          $ 10.11          $ 11.11          $ 10.70
Investment activities
        Investment income ................             0.71                0.71             0.72             0.69             0.69
        Net realized and
        unrealized gain (loss) ...........             0.61                0.11             1.16            (0.90)            0.60
        Total from
        investment activities ............             1.32                0.82             1.88            (0.21)            1.29
Distributions
        Investment income ................            (0.71)              (0.71)           (0.72)           (0.69)           (0.69)
        Net realized gain ................            (0.15)              (0.15)           (0.03)           (0.10)           (0.19)
        Total distributions ..............            (0.86)              (0.86)           (0.75)           (0.79)           (0.88)
NET ASSET VALUE
End of period ............................        $   11.66           $   11.20          $ 11.24          $ 10.11          $ 11.11
Ratios/Supplemental Data
Total return .............................            12.18%               7.64%           19.41%           (1.94)%          12.36%
Ratio of expenses to
average net assets .......................             0.00%*              0.00%            0.00%            0.00%            0.00%
Ratio of net investment
income to average
net assets ...............................             6.21%               6.46%            6.43%            6.48%            6.19%
Portfolio turnover rate ..................             14.1%               17.6%            20.2%            23.1%            14.4%
Net assets, end of period
(in millions) ............................        $   2,022           $   1,356          $   987          $   625          $   588
====================================================================================================================================

*    See Note 3. The annualized  weighted  average  expense ratio of the underlying  funds was 0.75% for the year ended December 31,
     1997.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund
================================================================================
                  For a share outstanding throughout the period
================================================================================
Financial Highlights
--------------------------------------------------------------------------------
                                                                      12/31/96
                                                                       Through
                                                                      12/31/97
NET ASSET VALUE
Beginning of period ....................................           $    10.00
Investment activities
        Investment income ..............................                 0.15
        Net realized and
        unrealized gain (loss) .........................                 0.09+
        Total from
        investment activities ..........................                 0.24
Distributions
        Investment income ..............................                (0.15)
        Net realized gain ..............................                (0.35)
        Total distributions ............................                (0.50)
NET ASSET VALUE
End of period ..........................................           $     9.74
Ratios/Supplemental Data
Total return ...........................................                 2.42%
Ratio of expenses to
average net assets .....................................                 0.00%*
Ratio of net investment
income to average
net assets .............................................                 2.23%
Portfolio turnover rate ................................                 20.0%
Net assets, end of period
(in thousands) .........................................           $   51,050

* See Note 3. The annualized weighted average expense ratio of the underlying funds was 1.01% for the year ended December 31, 1997.

+ The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Growth Fund
================================================================================
                                                               December 31, 1997

                                              Percent of
                                              Net Assets       Shares      Value
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                                    In thousands

T. Rowe Price International Stock Fund .....       18.3%   35,470,802   $476,018
T. Rowe Price New Horizons Fund ............       17.2    19,371,347    451,352
T. Rowe Price Growth & Income Fund .........       14.9    14,728,216    388,236
T. Rowe Price Equity Income Fund ...........       14.6    14,580,800    380,122
T. Rowe Price Growth Stock Fund ............       11.8    10,580,795    306,737
T. Rowe Price Blue Chip Growth Fund ........       11.7    12,586,196    304,208
T. Rowe Price New Era Fund .................        7.9     7,886,160    204,646
T. Rowe Price Mid-Cap Value Fund ...........        3.8     6,816,449     98,634

Total Investments
100.2% of Net Assets (Cost $2,113,466) .....                         $ 2,609,953

Other Assets Less Liabilities ..............                             (4,688)

NET ASSETS .................................                         $ 2,605,265

Net Assets Consist of:
Accumulated net investment income -
net of distributions .......................                         $       836
Accumulated net realized gain/loss -
net of distributions .......................                               6,422
Net unrealized gain (loss) .................                             496,487
Paid-in-capital applicable to 163,587,813
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares of
Spectrum authorized  .......................                           2,101,520

NET ASSETS .................................                         $ 2,605,265

NET ASSET VALUE PER SHARE ..................                         $     15.93

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund
================================================================================
                                                               December 31, 1997

                                             Percent of
                                             Net Assets       Shares      Value
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                                    In thousands

T. Rowe Price New Income Fund ................    29.6%   65,982,339   $598,460
T. Rowe Price GNMA Fund ......................    19.3    40,665,234    389,573
T. Rowe Price High Yield Fund ................    18.9    43,796,595    382,782
T. Rowe Price Equity Income Fund .............    15.2    11,756,053    306,480
T. Rowe Price International Bond Fund ........     6.8    14,366,947    137,636
T. Rowe Price U.S. Treasury Long-Term Fund ...     5.5    10,004,282    112,748
T. Rowe Price Summit Cash Reserves Fund ......     2.1    41,811,130     41,811
T. Rowe Price Emerging Markets Bond Fund .....     2.0     2,969,752     40,715
T. Rowe Price Short-Term Bond Fund ...........     0.7     2,886,702     13,510

Total Investments
100.1% of Net Assets (Cost $1,913,845) .......                       $2,023,715

Other Assets Less Liabilities ................                           (1,488)

NET ASSETS ...................................                       $2,022,227

Net Assets Consist of:
Accumulated net investment income -
net of distributions .........................                       $      111
Accumulated net realized gain/loss -
net of distributions .........................                            1,027
Net unrealized gain (loss) ...................                          109,870
Paid-in-capital applicable to 173,439,151
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares of
Spectrum authorized ..........................                        1,911,219

NET ASSETS ...................................                       $2,022,227

NET ASSET VALUE PER SHARE ....................                       $    11.66

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund
================================================================================
                                                               December 31, 1997

                                              Percent of
                                              Net Assets       Shares      Value
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                                    In thousands

T. Rowe Price International Stock Fund ........    50.2%    1,908,547   $25,613
T. Rowe Price European Stock Fund .............    22.5       591,820    11,458
T. Rowe Price Japan Fund ......................     9.2       686,280     4,708
T. Rowe Price Emerging Markets Bond Fund ......     5.2       194,965     2,673
T. Rowe Price International Bond Fund .........     5.0       267,774     2,565
T. Rowe Price New Asia Fund ...................     3.3       296,833     1,704
T. Rowe Price Emerging Markets Stock Fund .....     3.2       138,144     1,613
T. Rowe Price Latin America Fund ..............     1.6        77,362       833

Total Investments
100.2% of Net Assets (Cost $54,436) ...........                        $ 51,167

Other Assets Less Liabilities .................                            (117)

NET ASSETS ....................................                        $ 51,050

Net Assets Consist of:
Accumulated net investment income -
net of distributions ..........................                        $     33
Accumulated net realized gain/loss -
net of distributions ..........................                             203
Net unrealized gain (loss) ....................                          (3,269)
Paid-in-capital applicable to 5,243,166
shares of $0.01 par value capital stock
outstanding;1,000,000,000 shares of
Spectrum authorized ...........................                          54,083

NET ASSETS ....................................                        $ 51,050

NET ASSET VALUE PER SHARE .....................                        $   9.74

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Funds
================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands                                      Growth    Income International
                                                    Fund     Fund           Fund

                                                    Year     Year       12/31/96
                                                   Ended    Ended        Through
                                                12/31/97   12/31/97     12/31/97
Investment Income
Income distributions from underlying funds ..   $ 30,195   $ 101,589    $   784
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Sale of underlying funds ............    114,511        (112)       307
        Capital gain distributions
        from underlying funds ...............    127,002      26,983      1,648
        Net realized gain (loss) ............    241,513      26,871      1,955
Change in net unrealized gain or loss .......    107,050      63,392     (3,269)
Net realized and unrealized gain (loss) .....    348,563      90,263     (1,314)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ......................   $378,758   $ 191,852    $  (530)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Growth Fund
====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                                                     Year
                                                                                                    Ended
                                                                                                  12/31/97                 12/31/96
Increase (Decrease) in Net Assets
Operations
        Investment income ........................................................             $    30,195              $    25,566
        Net realized gain (loss) .................................................                 241,513                  117,652
        Change in net unrealized gain or loss ....................................                 107,050                  185,985
        Increase (decrease) in net assets from operations ........................                 378,758                  329,203
Distributions to shareholders
        Investment income ........................................................                 (29,390)                 (25,866)
        Net realized gain ........................................................                (235,060)                (120,141)
        Decrease in net assets from distributions ................................                (264,450)                (146,007)
Capital share transactions *
        Shares sold ..............................................................                 581,730                  698,161
        Distributions reinvested .................................................                 260,813                  144,024
        Shares redeemed ..........................................................                (455,680)                (279,631)
        Increase (decrease) in net assets from capital
        share transactions .......................................................                 386,863                  562,554
Net Assets
Increase (decrease) during period ................................................                 501,171                  745,750
Beginning of period ..............................................................               2,104,094                1,358,344
End of period ....................................................................             $ 2,605,265              $ 2,104,094
*Share information
        Shares sold ..............................................................                  35,829                   47,726
        Distributions reinvested .................................................                  16,665                    9,513
        Shares redeemed ..........................................................                 (27,933)                 (18,899)
        Increase (decrease) in shares outstanding ................................                  24,561                   38,340

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund
====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                                                      Year
                                                                                                     Ended
                                                                                                  12/31/97                 12/31/96
Increase (Decrease) in Net Assets
Operations
        Investment income ........................................................             $   101,589              $    78,017
        Net realized gain (loss) .................................................                  26,871                   16,311
        Change in net unrealized gain or loss ....................................                  63,392                   (1,749)
        Increase (decrease) in net assets from operations ........................                 191,852                   92,579
Distributions to shareholders
        Investment income ........................................................                (101,589)                 (78,017)
        Net realized gain ........................................................                 (25,467)                 (17,756)
        Decrease in net assets from distributions ................................                (127,056)                 (95,773)
Capital share transactions *
        Shares sold ..............................................................                 847,820                  651,254
        Distributions reinvested .................................................                 117,122                   88,084
        Shares redeemed ..........................................................                (363,481)                (366,875)
        Increase (decrease) in net assets from capital
        share transactions .......................................................                 601,461                  372,463
Net Assets
Increase (decrease) during period ................................................                 666,257                  369,269
Beginning of period ..............................................................               1,355,970                  986,701
End of period ....................................................................             $ 2,022,227              $ 1,355,970
*Share information
        Shares sold ..............................................................                  74,079                   58,403
        Distributions reinvested .................................................                  10,200                    7,910
        Shares redeemed ..........................................................                 (31,887)                 (33,027)
        Increase (decrease) in shares outstanding ................................                  52,392                   33,286

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund
================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                                        12/31/96
                                                                         Through
                                                                        12/31/97
Increase (Decrease) in Net Assets
Operations
        Investment income ........................................     $    784
        Net realized gain (loss) .................................        1,955
        Change in net unrealized gain or loss ....................       (3,269)
        Increase (decrease) in net assets from operations ........         (530)
Distributions to shareholders
        Investment income ........................................         (751)
        Net realized gain ........................................       (1,752)
        Decrease in net assets from distributions ................       (2,503)
Capital share transactions *
        Shares sold ..............................................       69,234
        Distributions reinvested .................................        2,414
        Shares redeemed ..........................................      (17,565)
        Increase (decrease) in net assets from capital
        share transactions .......................................       54,083
Net Assets
Increase (decrease) during period ................................       51,050
Beginning of period ..............................................            -
End of period ....................................................     $ 51,050
*Share information
        Shares sold ..............................................        6,668
        Distributions reinvested .................................          248
        Shares redeemed ..........................................       (1,673)
        Increase (decrease) in shares outstanding ................        5,243

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Funds
================================================================================
                                                               December 31, 1997
================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     T. Rowe Price Spectrum Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the Act) as a nondiversified, open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds), are the three portfolios established by the corporation. Operations commenced on June 29, 1990 for Spectrum Growth and Spectrum Income Funds, and on December 31, 1996 for Spectrum International Fund.

     Each Spectrum Fund diversifies its assets within set limits among specific underlying T. Rowe Price funds (underlying funds). Spectrum Growth Fund principally seeks long-term capital appreciation and growth of income by allocating its assets to underlying funds that invest primarily in stocks. Spectrum Income Fund strives to provide a high level of current income with moderate share price fluctuation, by investing in underlying funds that invest primarily in fixed income securities. The objective of Spectrum International Fund is to provide long-term capital appreciation through allocations to underlying funds that invest primarily in international stocks and, to a lesser degree, international bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PREPARATION The financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Investments in the underlying funds are valued at the closing net asset value per share of each underlying fund on the day of valuation.

     Assets for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     DISTRIBUTIONS Income and capital gain distributions from the underlying funds and distributions to the Spectrum Funds' shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions to the Spectrum Funds' shareholders are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, for the year ended December 31, 1997, Spectrum Growth Fund's undistributed net investment income was increased by $31,000 and undistributed net realized gain was reduced by $31,000, in order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions. Similarly, Spectrum Income Fund's undistributed net investment income was increased by $377,000 and undistributed net realized gain was reduced by $377,000. Such reclassifications had no effect on results of operations or net assets.

     FEDERAL INCOME Taxes No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     OTHER Income is recorded on the accrual basis. Purchases and sales of the underlying funds are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.

NOTE 2 - INVESTMENTS IN UNDERLYING FUNDS

     Purchases and sales of the underlying funds for the year ended December 31, 1997, were as follows:
================================================================================
                                    Growth             Income     International
                                      Fund               Fund              Fund

Purchases                    $ 766,650,000      $ 834,847,000      $ 61,660,000
Sales                          485,701,000        231,860,000         7,632,000
--------------------------------------------------------------------------------

     At December 31, 1997, the net unrealized gain (loss) on investments in the underlying funds for both federal income tax and financial reporting purposes were as follows:

================================================================================
                                        Growth           Income    International
                                          Fund             Fund             Fund

Appreciated investments          $ 496,487,000    $ 115,708,000    $    531,000
Depreciated investments                      -       (5,838,000)     (3,800,000)
Net unrealized gain (loss)       $ 496,487,000    $ 109,870,000    $ (3,269,000)
--------------------------------------------------------------------------------

NOTE 3 - RELATED PARTIES

     T. Rowe Price Associates, Inc. (T. Rowe Price) is the investment manager for Spectrum Growth and Spectrum Income Funds, and also serves as manager for the domestic underlying funds. Rowe Price-Fleming International, Inc. (Price-Fleming) is the investment manager for Spectrum International Fund, and also serves as manager for the international underlying funds. T. Rowe Price and its wholly-owned subsidiaries provide transfer and dividend disbursing agent, accounting, shareholder, administrative, marketing, and certain other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of T. Rowe Price, Price-Fleming, and the underlying funds.

     The Spectrum Funds pay no management fees; however, T. Rowe Price and Price-Fleming receive management fees from managing the underlying funds. In addition, expenses associated with the operation of the Spectrum Funds are borne by each underlying fund in proportion to the average daily value of its shares owned by the Spectrum Funds, pursuant to special servicing agreements between and among the corporation, the underlying funds, T. Rowe Price, and, in the case of Spectrum International, Rowe Price-Fleming. Therefore, the Spectrum Funds each operate at a zero expense ratio, although the valuations of the underlying funds reflect the impact of Spectrum investments on management fees and other expenses of the underlying funds.

     The Spectrum Funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by Spectrum within the set limits may represent a significant portion of an underlying fund's net assets. At December 31, 1997, Spectrum International Fund held less than 25% of the outstanding shares of any underlying fund. Spectrum Growth Fund held approximately 31% of the outstanding shares of T. Rowe Price Mid-Cap Value Fund at December 31, 1997, and Spectrum Income Fund held approximately 55% of the outstanding shares of T. Rowe Price U.S. Treasury Long-Term Fund, 37% of T. Rowe Price GNMA Fund, 36% of T. Rowe Price Emerging Markets Bond Fund, and 31% of T. Rowe Price New Income Fund.

T. Rowe Price Spectrum Funds
================================================================================
Report of Independent Accountants
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE SPECTRUM FUND, INC.

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spectrum Growth Fund, Spectrum Income Fund and Spectrum International Fund (constituting T. Rowe Price Spectrum Fund, Inc., hereafter referred to as the "Funds") at December 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the transfer agent and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 21, 1998

T. Rowe Price Spectrum Funds
================================================================================
Tax Information (Unaudited) for the Tax Year Ended 12/31/97
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The funds' distributions included capital gain amounts as follows:

--------------------------------------------------------------------------------
                                              Growth        Income International
                                                Fund          Fund         Fund
--------------------------------------------------------------------------------
Short-term gains ....................   $  7,346,000   $ 1,698,000   $  250,000
Total long-term gains ...............    227,714,000    23,769,000    1,502,000
   20% category .....................    148,948,000    11,633,000    1,004,000

     For corporate shareholders, 50% of Spectrum Growth Fund's and 5% of Spectrum Income Fund's distributed income and short-term capital gains qualified for the dividends-received deduction.
--------------------------------------------------------------------------------

T. Rowe Price Shareholder Services
================================================================================
INVESTMENT SERVICES AND INFORMATION

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          IN PERSON Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          CHECKING Available on most fixed income funds ($500 minimum).

          AUTOMATIC INVESTING From your bank account or paycheck.

          AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

          DISTRIBUTION   OPTIONS   Reinvest   all,   some,   or   none  of  your
          distributions.

          AUTOMATED 24-HOUR SERVICES Including  Tele*AccessRegistration Mark and
          T. Rowe Price OnLine.

          DISCOUNT BROKERAGE*

          INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

          INVESTMENT INFORMATION

          COMBINED STATEMENT Overview of your T. Rowe Price accounts.

          SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

          T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

          PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

          INSIGHTS Educational reports on investment strategies and financial markets.

          INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications*
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap  Value**
Spectrum  Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL

Emerging  Markets Stock
European Stock
Global Stock
International  Discovery
International  Stock
Japan
Latin  America
New  Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE

California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California  Tax-Free  Money
New  York  Tax-Free  Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal Strategy   Balanced
Personal   Strategy   Growth
Personal   Strategy  Income
Tax-Efficient  Balanced

T. ROWE PRICE  NO-LOAD  VARIABLE  ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
**   Closed to new investors.
Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Spectrum Funds.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          C08-050  12/31/97